EXHIBIT 10.21

AMENDMENT NUMBER TWO
to the
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
dated as of January 29, 2016
among
BARCLAYS BANK PLC,
SUTTON FUNDING LLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER TWO (this “Amendment”) is made as of this 17th day of October, 2016, by and among Barclays Bank PLC (a “Purchaser” and “Agent”), Sutton Funding LLC (a “Purchaser”) and Nationstar Mortgage LLC (“Seller”), to that certain Second Amended and Restated Master Repurchase Agreement, dated as of January 29, 2016 (as amended by that certain Amendment Number One to the Second Amended and Restated Master Repurchase Agreement, dated as of June 24, 2016, and as further restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Seller and Purchasers.
WHEREAS, Purchasers, Agent and Seller have agreed to amend the Repurchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as the Effective Date, the Repurchase Agreement is hereby amended as follows:
(a)    Section 2 of the Repurchase Agreement is hereby amended by deleting the defined term “Maturity Date” in its entirety and replacing it with the following:
“Maturity Date” means October 31, 2016.
(b)    Section 3 of the Repurchase Agreement is hereby amended by adding the following as a new subsection (k) of the Agreement in its proper alphabetical sequence:

(k)    FHA Buyout Loans or HECM Buyout Loans. Seller may sell FHA Buyout Loans or HECM Buyout Loans that are Eligible Mortgage Loans to a Purchaser hereunder and, if notified by the Agent, shall work in good faith with the Purchasers to enter into, within fifteeen (15) Business Days of its receipt of such notice (the “Buyout Amendment Deadline”), an amendment to this Agreement, in form and substance acceptable to the Purchasers, to restructure the sale and purchase of FHA Buyout Loans and HECM Buyout Loans pursuant to the terms of this Agreement in a manner acceptable to the Purchasers (the “Buyout Amendment”). In the event that such Buyout Amendment is not entered into by the Seller and Purchasers by the Buyout Amendment Deadline, Seller shall not be permitted to sell any FHA Buyout Loans or HECM Buyout Loans to any Purchaser hereunder pursuant to this Agreement. Further, in the event that such Buyout Amendment is not entered into by the Seller and Purchasers by the Buyout Amendment Deadline, any FHA Buyout Loans or HECM Buyout Loans subject to a Transaction as of the Buyout Amendment Deadline shall cease to be Eligible Mortgage Loans on the one hundred-twentieth (120th) day following the Buyout Amendment Deadline.

(c)    Section 16 of the Repurchase Agreement is hereby amended by deleting subsection 16(g) in its entirety and replacing it with the following:

(g)    With respect to each FHA Buyout Loan, (i) Seller shall deposit FHA claims payments on such FHA Buyout Loan into the Sutton Collection Account within one Business Day of receipt and (ii) Seller shall service such FHA Buyout Loan in strict compliance with all FHA requirements.

(d)    Section 16 of the Repurchase Agreement is hereby amended by deleting subsection 16(h) in its entirety and replacing it with the following:

(h)    With respect to each HECM Buyout Loan, (i) Seller shall deposit FHA claims payments on such HECM Buyout Loan into the Sutton Collection Account within one Business Day of receipt and (ii) Seller shall service such HECM Buyout Loan in strict compliance with all FHA requirements.

(e)    Section 16 of the Repurchase Agreement is hereby amended by adding the following as a new subsection (j) of the Agreement in its proper alphabetical sequence:

(j)    With respect to each FHA Buyout Loan and HECM Buyout Loan subject to a Transaction as of October 17, 2016, Seller shall, on or before November 16, 2016, revise the current U.S. Department of Housing and Urban Development’s form for Single-Family Application for Insurance Benefits, as necessary, to remove all references relating to Sutton Funding LLC.

SECTION 2.Fees and Expenses. Seller agrees to pay to Purchasers all fees and out of pocket expenses incurred by Purchasers and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchasers and Agent incurred in connection with this Amendment, in accordance with Section 23(a) of the Repurchase Agreement. In addition, Seller shall pay to the Purchasers a non-refundable extension fee in an amount equal to $327,638.89 (the “Extension Fee”) fully earned and payable on the date hereof. The payment of such Extension Fee shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim in accordance with the Purchasers’ Wire Instructions.
SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Repurchase Agreement.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the day (the “Effective Date”) when Seller shall have paid or delivered, as applicable, to Purchasers all of the following fees, expenses, documents and instruments, each of which shall be in form and substance acceptable to Purchasers:

(a)    all accrued and unpaid fees and expenses owed to Purchasers in accordance with the Facility Documents, in each case, in immediately available funds, and without deduction, set-off or counterclaim;
(b)    a copy of this Amendment duly executed by each of the parties hereto;
(c)    a copy of the Amendment Number Ten to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of the date hereof, and the Amendment Number Five to the Loan and Security Agreement, dated as of the date hereof, in each case duly executed by each of the parties thereto;
(d)    the Extension Fee (as defined in this Amendment); and
(e)    any other documents reasonably requested by Purchasers or Agent on or prior to the date hereof.
SECTION 5.Limited Effect. Except as amended hereby, the Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Repurchase Agreement, any reference in any of such items to the Repurchase Agreement being sufficient to refer to the Repurchase Agreement as amended hereby.
SECTION 6.Representations. In order to induce Purchasers and Agent to execute and deliver this Amendment, Seller hereby represents to Purchasers and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no Default or Event of Default has occurred and is continuing under the Program Documents.
SECTION 7.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).
SECTION 8.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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IN WITNESS WHEREOF, Purchasers, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent

By: /s/ Joseph O’Doherty___________________
Name: Joseph O’Doherty
Title: Managing Director

SUTTON FUNDING LLC,
as Purchaser

By: /s/ Ellen Kierman______________________
Name: Ellen Kierman
Title: Vice President

NATIONSTAR MORTGAGE LLC,
as Seller

By: /s/ Jeffrey Neufeld_____________________
Name: Jeffrey Neufeld
Title: Senior Vice President and Treasurer

IN WITNESS WHEREOF, Purchasers, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
BARCLAYS BANK PLC,
as Purchaser and Agent
By: /s/ Joseph O’Doherty___________________
Name: Joseph O’Doherty
Title: Managing Director
SUTTON FUNDING LLC,
as Purchaser
By: /s/ Ellen Kierman______________________
Name: Ellen Kierman
Title: Vice President
NATIONSTAR MORTGAGE LLC,
as Seller
By: /s/ Jeffrey Neufeld_____________________
Name: Jeffrey Neufeld
Title: Senior Vice President and Treasurer